UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934.

                                  June 7, 2005
                Date of Report (Date of Earliest Event Reported)


                             DNAPrint genomics, Inc.
               (Exact name of Registrant as specified in charter)


                         Commission File Number: 0-31905


                Utah                                   59-2780520
       (State of Incorporation)                (I.R.S. Employer I.D. No)


                     900 Cocoanut Avenue, Sarasota, FL 34236
                    (Address of Principal Executive Offices)


                                 (941) 366-3400
              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreement with Dr. Arthur Sytkowski

      On June 7, 2005, the Registrant entered into a Consulting Agreement (the "Agreement") with Dr. Arthur Sytkowski, the Director of the Beth Israel Deaconess Medical Center, a Massachusetts nonprofit corporation ("Beth Israel") to consult on the development of a new, more potent and longer acting form of the anemia drug Erythropoietin ("EPO").

      EPO is a glycoprotein naturally made by the body to stimulate red blood cell production; the currently marketed forms are manufactured using recombinant DNA technology and are used to treat anemia or low blood cell count. As reported on April 8, 2005, Beth Israel has granted the Registrant an exclusive license to United States and foreign patents related to certain forms of EPO (the "Beth Israel license"). The Registrant has the right to develop, use, market and sell products derived from the licensed patents.

      Under the Consulting Agreement, Dr. Sytkowski has agreed to perform certain consulting services, including advising on medical, regulatory and patent issues, training personnel and providing assistance with EPO research and development. In exchange for the services, the Registrant will pay Dr. Sytkowski $10,000 a month for six months, five annual incentive payments of $25,000 each and certain milestone payments linked to the Registrant's progress under the Beth Israel license in developing marketable products from the licensed EPO technology. The total of all payments to Dr. Sytkowski under the Agreement, assuming all milestones are reached, is $310,000. The milestone payments will be reduced - dollar for dollar - to the extent Dr. Sytkowski receives payments from Beth Israel relating to the same milestone events under the Beth Israel license.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      See Item 1.01 above.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:

            10.1 Consulting Services Agreement with Dr. Arthur J. Sytkowski dated June 7, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              DNAPrint genomics, Inc.


                                              By: /s/ Richard Gabriel
                                                 -------------------------------
                                                 Richard Gabriel, President


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